                                                                  EXHIBIT (A)(2)

                             LETTER OF TRANSMITTAL

                                 Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                  TO TENDER 13,933,000 SHARES OF COMMON STOCK
                                       OF
                                OHM CORPORATION
                                       AT
                              $11.50 NET PER SHARE
            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 16, 1998
                                       OF
                                    IT-OHIO
                          A WHOLLY-OWNED SUBSIDIARY OF
                      INTERNATIONAL TECHNOLOGY CORPORATION

-------------------------------------------------------------------------------
 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 17, 1998, UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

                        The Depositary for the Offer is:
                                BANKBOSTON, N.A.

         By Mail:            By Overnight Courier:           By Hand:
  Boston EquiServe, L.P.        BankBoston, N.A.         BankBoston, N.A.
 Corporate Reorganization    Boston EquiServe, L.P.    Securities Transfer &
   Post Office Box 2089     Corporate Reorganization  Reporting Service, Inc.
   Boston, MA 02266-2089       150 Royall Street      55 Broadway, 3rd Floor
                               Mail Stop 45-02-53       New York, NY 10006
                                Canton, MA 02021       Attn: Delivery Window

       By Facsimile Transmission:                Confirm by Telephone:
    (For Eligible Institutions Only)                  781-575-3204
              781-575-2420

-------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    CERTIFICATE(S) TENDERED
  (PLEASE FILL IN, IF BLANK)                                   (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL NUMBER
                                                                       OF SHARES          NUMBER OF
                                                          CERTIFICATE  REPRESENTED BY       SHARES
                                                          NUMBER(S)*   CERTIFICATE(S)*    TENDERED**
                                                        -------------------------------------------
                                                        -------------------------------------------
                                                        -------------------------------------------
                                                        -------------------------------------------
                                                        TOTAL SHARES
                                                        -------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------


                                Exhibit (a)(2)-1

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 2 of the Offer to Purchase. Shareholders whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Shares (as defined below) into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

  Name(s) of Registered Owner(s): ____________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If Delivered by Book-Entry Transfer, Check box: [ ]

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________


                               Exhibit (a)(2)-2

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

  The undersigned hereby tenders to IT-Ohio, Inc., an Ohio corporation (the "Purchaser"), which is a newly-formed, wholly-owned subsidiary of International Technology Corporation, a Delaware corporation (the "Parent"), the above-described shares of Common Stock, par value $0.10 per share (the "Common Stock" or the "Shares"), of OHM Corporation, an Ohio corporation (the "Company"), pursuant to Purchaser's offer to purchase 13,933,000 Shares upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 16, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), at the purchase price of $11.50 per Share, net to each tendering shareholder in cash (the "Offer Price").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, and transfers to, upon the order of Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the Offer Price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints designees of Purchaser as such shareholders and proxies, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and accepted for payment by Purchaser and in the manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the deposit by Purchaser with the Depositary of the Offer Price for such Shares in acceptance with the terms of the Offer. Such acceptance for payment shall revoke all proxies granted by the undersigned at any time with respect to such Shares and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment for Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

                               Exhibit (a)(2)-3

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the total purchase price or any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the total purchase price or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the total purchase price or any certificates for Shares not tendered or accepted for payment in the name of, and deliver such check or return such certificates to the person or persons so indicated. Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

___________________________________        ___________________________________
   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6 AND 7)          (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)



 To be completed ONLY if certif-            To be completed ONLY if certif-
 icates for Shares not tendered             icates for Shares not tendered
 or not purchased and/or the                or not purchased and/or the
 check for the Offer Price of               check for the Offer Price of
 Shares purchased are to be is-             Shares purchased are to be sent
 sued in the name of someone                to someone other than the under-
 other than the undersigned, or             signed, or to the undersigned at
 if Shares delivered by book-en-            an address other than that shown
 try transfer which are not pur-            above.
 chased are to be returned by
 credit to an account maintained            Issue check and/or certificate to:
 at the Book-Entry Transfer Fa-
 cility other than that desig-
 nated above.                               Name: ___________________________
                                                      (PLEASE PRINT)

 Issue check and/or certificate to:
                                            Address: ________________________

 Name: ___________________________          _________________________________
          (PLEASE PRINT)                          (INCLUDE ZIP CODE)


 Address: ________________________          _________________________________
                                             (TAX IDENTIFICATION OR SOCIAL
                                                   SECURITY NUMBER)

 _________________________________
        (INCLUDE ZIP CODE)

 _________________________________
   (TAX IDENTIFICATION OR SOCIAL
         SECURITY NUMBER)

 [ ] Credit unpurchased Shares
     delivered by book-entry
     transfer to the Book-Entry
     Transfer Facility account.

 _________________________________          _________________________________
         (ACCOUNT NUMBER)

 _________________________________

                               Exhibit (a)(2)-4

-------------------------------------------------------------------------------
                                   SIGN HERE

                   (Complete Substitute Form W-9 on Reverse)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Signature(s) Of Owner(s)

Dated:                                                                 , 1998
      -----------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s)
        ----------------------------------------------------------------------

------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                      --------------------------------------------------------
                              (See Instruction 5)
 Address
         ---------------------------------------------------------------------

------------------------------------------------------------------------------
                                                            (Include Zip Code)
Area Code and Telephone Number
                               -----------------------------------------------

Tax Identification or Social Security No.
                                          ------------------------------------
                                     (Complete Substitute Form W-9 on Reverse)


                           GUARANTEE OF SIGNATURE(S)

                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature
                      --------------------------------------------------------
 Name
      ------------------------------------------------------------------------
                                 (Please Print)
 Title
       -----------------------------------------------------------------------
 Name of Firm
              ----------------------------------------------------------------
 Address
         ---------------------------------------------------------------------

 -----------------------------------------------------------------------------
                               (Include Zip Code)
 Area Code and Telephone Number
                                ----------------------------------------------
 Dated:                                                                 , 1998
        ----------------------------------------------------------------
 -----------------------------------------------------------------------------

                                Exhibit (a)(2)-5

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (ii) if such Shares are tendered for the account of a bank, broker, dealer, credit union, savings-association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery-by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares, or any Book-Entry Confirmation of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer, and any other required documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically tendered Shares or Book-Entry Confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the

                               Exhibit (a)(2)-6
appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the total purchase price for all tendered Shares unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent at its address set forth below or from your broker, dealer, commercial bank or trust company.

                               Exhibit (a)(2)-7

  9. Waiver of Conditions. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered.

  10. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the shareholder is subject to backup withholding of Federal income tax. If a tendering shareholder is subject to backup withholding, the shareholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure of shareholder to provide its correct TIN or to provide the certification called for on the Substitute Form W-9 may subject the tendering shareholder to 31% Federal income tax withholding on the payment of all reportable payments made to such shareholder. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

  11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. If a tendering shareholder is subject to backup withholding, he or she must cross out item
(2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                               Exhibit (a)(2)-8

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

                               Exhibit (a)(2)-9

-------------------------------------------------------------------------------
                                 PAYER'S NAME:
-------------------------------------------------------------------------------

                           PART I--Please provide    -------------------------
                           your TIN in the box at     Social Security Number
                           right and certify by             or Employer
 SUBSTITUTE                signing and dating          Identification Number
 FORM W-9                  below.                     (if awaiting TIN write
 DEPARTMENT OF                                            "Applied For")
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  PART II--For Payees exempt from backup
 REVENUE SERVICE           withholding, see the attached Guidelines for
                           Certification of Taxpayer Identification Number on
                           Substitute Form W-9 and complete as instructed
                           therein.
                          -----------------------------------------------------
 PAYER'S REQUEST FOR       CERTIFICATION--Under the penalties of perjury, I
 TAXPAYER IDENTIFICATION   certify that:
    NUMBER (TIN)           (1) The number shown on this form is my correct
                               Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to
                               me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
                               Internal Revenue Service ("IRS") or Social
                               Security Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
                           (2) I am not subject to backup withholding either
                               because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                          -----------------------------------------------------

                           SIGNATURE __________________ DATE _________________
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                               Exhibit (a)(2)-10

                    The Information Agent for the Offer is:
                      [LOGO OF MACKENZIE PARTNERS, INC.]

                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                         CALL TOLL FREE (800) 322-2885

                               Exhibit (a)(2)-11